UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 30, 2005

APPLIED DIGITAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

MISSOURI	000-26020	43-1641533
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200

DELRAY BEACH, FLORIDA 33445

(Address of principal executive offices)

561-805-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective December 30, 2005, the Boards of Directors of Applied Digital Solutions, Inc. (“the Company”), VeriChip Corporation (“VeriChip”), a wholly-owned subsidiary of the Company, and Digital Angel Corporation (“Digital Angel”), a majority owned subsidiary of the Company, approved the acceleration of vesting of all unvested stock options issued to current employees, officers and directors prior to December 12, 2005.  The approval provides that such options vest on December 30, 2005 provided, however, that the grantee that acquires any shares pursuant to such an option (the vesting of which has been accelerated) shall not be permitted to sell such shares until the earlier of (i) the original vesting date applicable to such option or (ii) the date on which such grantee’s employment terminates.  The actions affect approximately 4,016,000 stock options of the Company, approximately 1,059,000 stock options of VeriChip and approximately 4,896,000 stock options of Digital Angel and are expected to save the Company approximately $7.5 million in non-cash compensation expense after January 1, 2006 when the Company adopts the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment (“SFAS 123R”). The Company will report the impact of the acceleration in its year ended December 31, 2005 financial statements as pro forma disclosures as permitted under the guidance provided by the Financial Accounting Standards Board.

The primary purpose of the accelerated vesting is to reduce future non-cash compensation expense the Company would otherwise recognize in its consolidated statement of operations. In December 2004, the Financial Accounting Standards Board issued SFAS 123R.  SFAS 123R replaces Statement of Financial Accounting Standards No. 123 (“SFAS 123”) and is effective for the Company on January 1, 2006.  SFAS 123R will require the compensation cost related to share-based payment transactions, including the issuance of stock options, be recognized in the financial statements.  Beginning January 1, 2006, the pro forma footnote disclosure previously permitted under SFAS 123 no longer will be an alternative to financial statement recognition.

The action will modify stock option grant arrangements between the Company and the following executive officers and directors of the Company:

Scott R. Silverman	Chairman of the Board of Directors and Chief Executive Officer
Michael E. Krawitz	Executive Vice President, General Counsel and Secretary
Evan C. McKeown	Senior Vice President and Chief Financial Officer
Lorraine M. Breece	Vice President and Chief Accounting Officer.
J. Michael Norris	Director
Daniel E. Penni	Director
Dennis G. Rawan	Director
Constance K. Weaver	Director
Michael S. Zarriello	Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Digital Solutions, Inc.

Date: December 30, 2005
	By	/s/ Lorraine M. Breece
Lorraine M. Breece
Vice President and Chief Accounting Officer